Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

ORDINARY SHARE PURCHASE AGREEMENT

Dated as of September 23, 2022

by and between

IRIS ENERGY LIMITED (ACN 629 842 799)

and

B. RILEY PRINCIPAL CAPITAL II, LLC

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Table of Contents

i

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

ii

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Annex I. Definitions

iii

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

ORDINARY SHARE PURCHASE AGREEMENT

This ORDINARY SHARE PURCHASE AGREEMENT is made and entered into as of September 23, 2022 (this “Agreement”), by and between B. Riley Principal Capital II, LLC, a Delaware limited liability company (the “Investor”), and Iris Energy Limited (ACN 629 842 799), a corporation existing under the laws of Australia (the “Company”).

RECiTALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $100,000,000 in aggregate gross purchase price of newly issued ordinary shares of the Company, with no par value (the “Ordinary Shares”);

WHEREAS, such sales of Ordinary Shares by the Company to the Investor will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”), and upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the sales of Ordinary Shares to the Investor to be made hereunder;

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), upon the terms and subject to the conditions set forth therein;

WHEREAS, in consideration for the Investor’s commitment pursuant to this Agreement, the Company will cause its Transfer Agent to issue to the Investor the Commitment Shares on or prior to the Commencement Date pursuant to and in accordance with Section 10.1(ii);

WHEREAS, the Company acknowledges that the Investor is an Affiliate of the B. Riley Financial, Inc. group of entities, and its Affiliate, B. Riley Securities, Inc. (“B. Riley Securities”), is acting as Investor’s representative in connection with the transactions contemplated hereby.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Article II
PURCHASE AND SALE OF ORDINARY SHARES

Section 2.1.     Purchase and Sale of Shares. In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, the Company, at its sole option and discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to $100,000,000 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued, fully paid (once settled pursuant to Section 3.3) and non-assessable Ordinary Shares, by the delivery to the Investor of VWAP Purchase Notices and/or Intraday VWAP Purchase Notices as provided in Article III.

Section 2.2.      [Reserved]

Section 2.3.      Initial Public Announcements and Required Filings. The Company shall, not later than 5:30 p.m., New York City time, on the second Trading Day immediately after the date of this Agreement, furnish or file with the Commission a Report on Form 6-K disclosing the execution of this Agreement and the Registration Rights Agreement by the Company and the Investor and describing the material terms thereof, including the terms of the issuance of the Commitment Shares to the Investor in accordance with Section 10.1(ii), and attaching as exhibits thereto copies of each of this Agreement and the Registration Rights Agreement (including all exhibits thereto, the “Form 6-K”). The Company shall provide the Investor a reasonable opportunity to comment on a draft of the Form 6-K prior to furnishing the Form 6-K with the Commission. From and after the furnishing or filing, as the case may be, of the Form 6-K with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement and the Registration Rights Agreement are publicly disclosed by the Company as described in this Section 2.3, the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions contemplated thereby), except that the Investor may disclose the terms of such transactions on a need-to-know basis to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information, and the Investor shall be responsible for any breach of this covenant by any such Persons) and, notwithstanding any public disclosure by the Company with respect to the transactions contemplated by the Transaction Documents, the Investor will continue to maintain confidentiality of any information disclosed to it in connection with the transactions contemplated by the Transaction Documents that has not been publicly disclosed by the Company.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Article III
PURCHASE TERMS

Subject to the satisfaction of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1.     VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, the Company shall have the right, but not the obligation, to require the Investor, by delivering to the Investor a VWAP Purchase Notice for a VWAP Purchase, specifying in such VWAP Purchase Notice (a) whether such VWAP Purchase is (x) a “VWAP Purchase-Type A” (each such subscription and purchase, a “VWAP Purchase-Type A”) or (y) a “VWAP Purchase-Type B” (each such subscription and purchase, a “VWAP Purchase-Type B”) and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such VWAP Purchase, on the applicable Purchase Date therefor, to purchase a specified VWAP Purchase Share Amount, which shall not exceed the applicable VWAP Purchase Maximum Amount, at the applicable VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may deliver to the Investor a VWAP Purchase Notice for a VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such VWAP Purchase, so long as (i) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) pursuant to this Agreement with Purchase Share Delivery Times prior to the Purchase Date have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such VWAP Purchase Notice for such VWAP Purchase on such Purchase Date The Investor is obligated to accept each VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the applicable conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to purchase a VWAP Purchase Share Amount in excess of the applicable VWAP Purchase Maximum Amount that the Company is then permitted to include in such VWAP Purchase Notice (taking into account whether the VWAP Purchase to be effected pursuant to such VWAP Purchase Notice is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B), such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the VWAP Purchase Share Amount set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, and the Company shall have no obligation to issue, and shall not issue, such excess Shares pursuant to such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable VWAP Purchase Maximum Amount pursuant to such VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date for each VWAP Purchase, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable VWAP Purchase Notice, a written confirmation for such VWAP Purchase, setting forth the applicable VWAP Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such VWAP Purchase, and the total aggregate VWAP Purchase Price to be paid by the Investor for the total VWAP Purchase Share Amount purchased by the Investor in such VWAP Purchase. Notwithstanding the foregoing, the Company shall not deliver any VWAP Purchase Notices to the Investor during the PEA Period or any Allowable Grace Period.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 3.2.      Intraday VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, in addition to VWAP Purchases as described in Section 3.1, the Company shall also have the right, but not the obligation, to require the Investor, by delivering to the Investor an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase, specifying in such Intraday VWAP Purchase Notice (a) whether such Intraday VWAP Purchase is (x) an “Intraday VWAP Purchase-Type A” (each such subscription and purchase, an “Intraday VWAP Purchase-Type A”) or (y) an “Intraday VWAP Purchase-Type B” (each such subscription and purchase, an “Intraday VWAP Purchase-Type B”) and (b) whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Intraday VWAP Purchase, on the applicable Purchase Date therefor, to purchase a specified Intraday VWAP Purchase Share Amount, which shall not exceed the applicable Intraday VWAP Purchase Maximum Amount, at the applicable Intraday VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may deliver to the Investor an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such Intraday VWAP Purchase, so long as (i) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) pursuant to this Agreement with Purchase Share Delivery Times prior to the Purchase Date have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on such Purchase Date The Investor is obligated to accept each Intraday VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the applicable conditions contained in this Agreement. If the Company delivers any Intraday VWAP Purchase Notice directing the Investor to purchase an Intraday VWAP Purchase Share Amount in excess of the applicable Intraday VWAP Purchase Maximum Amount that the Company is then permitted to include in such Intraday VWAP Purchase Notice (taking into account whether the Intraday VWAP Purchase to be effected pursuant to such Intraday VWAP Purchase Notice is specified by the Company as an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B), such Intraday VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the Intraday VWAP Purchase Share Amount set forth in such Intraday VWAP Purchase Notice exceeds such applicable Intraday VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, and the Company shall have no obligation to issue, and shall not issue, such excess Shares pursuant to such Intraday VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Intraday VWAP Purchase Maximum Amount pursuant to such Intraday VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date on which one or more Intraday VWAP Purchases shall have occurred, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, a written confirmation for each such Intraday VWAP Purchase, setting forth the applicable Intraday VWAP Purchase Price per Share to be paid by the Investor for the Shares purchased by the Investor in such Intraday VWAP Purchase, and the total aggregate Intraday VWAP Purchase Price to be paid by the Investor for the total Intraday VWAP Purchase Share Amount purchased by the Investor in such Intraday VWAP Purchase. Notwithstanding the foregoing, the Company shall not deliver any Intraday VWAP Purchase Notices to the Investor during the PEA Period or any Allowable Grace Period.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 3.3.      Settlement. The Shares constituting the applicable VWAP Purchase Share Amount purchased by the Investor in each VWAP Purchase, and the Shares constituting the applicable Intraday VWAP Purchase Share Amount purchased by the Investor in each Intraday VWAP Purchase (as applicable), in each case shall, in accordance with Section 10.1(iii), be delivered to the Investor as DWAC Shares not later than 1:00 p.m., New York City time, on the Trading Day immediately following the Purchase Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable) (the “Purchase Share Delivery Date”). For (a) each VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares purchased by the Investor in such VWAP Purchase and (2) the applicable VWAP Purchase Price for such Shares, as full payment for such Shares purchased by the Investor in such VWAP Purchase, and (b) each Intraday VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares purchased by the Investor in such Intraday VWAP Purchase and (2) the applicable Intraday VWAP Purchase Price for such Shares, as full payment for such Shares purchased by the Investor in such Intraday VWAP Purchase, in each case via wire transfer of immediately available funds, not later than 5:00 p.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable), provided the Investor shall have timely received, as DWAC Shares, all of such Shares purchased by the Investor in such VWAP Purchase and Intraday VWAP Purchase (as applicable) on such Purchase Share Delivery Date in accordance with the first sentence of this Section 3.3, or, if any of such Shares are received by the Investor after 1:00 p.m., New York City time, then the Company’s receipt of such funds in its designated account may occur on the Trading Day next following the Trading Day on which the Investor shall have received all of such Shares as DWAC Shares, but not later than 5:00 p.m., New York City time, on such next Trading Day. If the Company or its Transfer Agent shall fail for any reason to deliver to the Investor, as DWAC Shares in accordance with the first sentence of this Section 3.3, any Shares purchased by the Investor in a VWAP Purchase or an Intraday VWAP Purchase prior to 1:00 p.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable) (other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions), and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by the Investor of such Shares that the Investor anticipated receiving from the Company on such Purchase Share Delivery Date in respect of such VWAP Purchase or such Intraday VWAP Purchase (as applicable) then, provided that the Investor has used its commercially reasonable efforts to purchase such Ordinary Shares only in normal brokerage transactions at a fair prevailing price per Ordinary Share then available, the Company shall, within one (1) Trading Day after the Investor’s request and subject to and conditioned upon the prior receipt by the Company of the Investor’s payment for the VWAP Purchase Price and Intraday VWAP Purchase Price (as applicable) in full, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the Ordinary Shares so purchased (the “Cover Price”) at which point the Company’s obligation to deliver such Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Shares as DWAC Shares in accordance with the first sentence of this Section 3.3 and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total purchase price over the total purchase price paid by the Investor pursuant to this Agreement for all of the Shares purchased by the Investor for such VWAP Purchase or Intraday VWAP Purchase (as applicable). If any issuance would result in the issuance of a fraction of an Ordinary Share, the Company shall round such fraction of an Ordinary Share up or down to the nearest whole share. All payments to be made by the Investor pursuant to this Agreement shall be made by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice to the Investor in accordance with the provisions of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 3.4.      Compliance with Rules of Trading Market; Regulatory Approvals

(a)       Exemption From Nasdaq Listing Rule 5635(d). The Company represents and warrants, as of the date hereof, that it has made all disclosures required under Nasdaq Listing Rule 5615(a)(3) such that the shareholder approval requirements and share issuance limitations under Nasdaq Listing Rule 5635(d) shall not be applicable for any purposes of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, the issuance by the Company of the Commitment Shares to the Investor in accordance with Section 10.1(ii) of this Agreement and the issuance, sale and delivery of up to the Total Commitment of Shares in VWAP Purchases and Intraday VWAP Purchases (as applicable) that may be effected by the Company during the Investment Period pursuant to this Agreement.

(b)       Regulatory Approval. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be required to purchase or acquire any Ordinary Shares under this Agreement which, when aggregated with all other Ordinary Shares then beneficially owned by the Investor and its Affiliates, would exceed a regulatory threshold which would trigger an approval being required from a Governmental Authority (including, without limitation, the Foreign Acquisitions and Takeovers Act 1975 (Cth)) (a “Regulatory Approval”).

(c)       General. The Company shall not issue or sell any Ordinary Shares pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (a) a violation of the Securities Act or (b) a breach of the rules of the Trading Market.

Section 3.5.      Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be required to purchase or acquire any Ordinary Shares under this Agreement which, when aggregated with all other Ordinary Shares then beneficially owned by the Investor (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding Ordinary Shares (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than the next business day on which the Company’s Transfer Agent is open for business) confirm orally or in writing to the Investor the number of Ordinary Shares then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.5 and the application of this Section 3.5. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 3.5 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.5 to the extent necessary to properly give effect to the limitations contained in this Section 3.5.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Article IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company as of each of (i) the date hereof, (ii) the Commencement Date and (iii) each Purchase Date (if any):

Section 4.1.      Organization and Standing of the Investor. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 4.2.     Authorization and Power. The Investor has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to purchase or acquire the Securities in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no further consent or authorization of the Investor or its officers is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3.     No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of such Investor’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (iii) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any Governmental Authority applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Investor is not required under any applicable federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Authority in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement or to purchase or acquire the Securities in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying in part upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 4.4.     Investment Purpose. The Investor is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities. The Investor is acquiring the Securities hereunder in the ordinary course of its business.

Section 4.5.      Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 4.6.     Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

Section 4.7.     Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including the Commission Documents. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including the opinions of the Company’s counsel delivered pursuant to Section 7.2(xiv)). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 4.8.     No Governmental Review. The Investor understands that no United States federal or state agency or any other government or Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 4.9.      No General Solicitation. The Investor is not purchasing or acquiring the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 4.10.   Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. As of the date of this Agreement, the Investor and its Affiliates do not beneficially own any Ordinary Shares or securities exercisable for or convertible into Ordinary Shares. During the Investment Period, the Investor will not acquire for its own account any Ordinary Shares or securities exercisable for or convertible into Ordinary Shares, other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, Ordinary Shares necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a VWAP Purchase or an Intraday VWAP Purchase (as applicable) if the Company or its Transfer Agent shall have failed for any reason (other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions) to electronically transfer all of the Shares subject to such VWAP Purchase or such Intraday VWAP Purchase (as applicable) to the Investor on the applicable Purchase Share Delivery Date by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system in compliance with Section 3.3 of this Agreement. For the avoidance of doubt, the foregoing restriction does not apply to any Affiliate of the Investor, provided that any such purchases do not cause the Investor to violate any applicable Exchange Act requirement, including Regulation M.

Section 4.11.   No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers or any entity managed or controlled by the Investor or its sole member engaged in or effected, in any manner whatsoever, directly or indirectly, for its own account or for the account of any of its Affiliates, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Ordinary Shares or (ii) hedging transaction, which establishes a net short position with respect to the Ordinary Shares that remains in effect as of the date of this Agreement.

Section 4.12.    Statutory Underwriter Status.. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling shareholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities.

Section 4.13.    Resales of Securities. The Investor will resell Securities purchased or acquired by the Investor from the Company pursuant to this Agreement only pursuant to the Registration Statement in which the resale of such Securities is registered under the Securities Act and the Prospectus contained therein, in a manner described under the caption “Plan of Distribution (Conflict of Interest)” in such Registration Statement and Prospectus, and in a manner in compliance with all applicable U.S. federal and applicable state securities laws, rules and regulations, including without limitation, any applicable prospectus delivery requirements of the Securities Act and otherwise in accordance with the terms and conditions of the Registration Rights Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Article V
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby makes the following representations, warranties and covenants to the Investor as of each of (i) the date hereof, (ii) the Commencement Date and (iii) each Purchase Date (if any):

Section 5.1.     Organization, Good Standing and Power. The Company and each of its Subsidiaries have been duly organized and are validly existing and in good standing (to the extent such concept is applicable) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (to the extent such concept is applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole or on the performance by the Company of its obligations under the Transaction Documents (a “Material Adverse Effect”).

Section 5.2.     Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.3.      Capitalization. The Company has an authorized capitalization as set forth in the Commission Documents as of the dates set forth therein; all the outstanding capital shares of the Company have been duly and validly authorized and issued and are fully paid (other than any Ordinary Shares issued pursuant to this Agreement which have not yet settled pursuant to Section 3.3) and non-assessable and are not subject to any pre-emptive or similar rights other than as have been waived, in each case except (1) as described in the Commission Documents, or (2) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; except as described in or expressly contemplated by the Commission Documents as of the dates set forth therein or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, there are no outstanding rights (including pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any capital shares or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital shares of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital shares of the Company conform in all material respects to the description thereof contained in the Commission Documents as of the dates set forth therein; and all the outstanding capital shares or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except (1) as described in the Commission Documents, or (2) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.4.      Issuance of Shares. To the extent applicable, the Commitment Shares have been, and with respect to Shares to be purchased by the Investor pursuant to a particular VWAP Purchase Notice or pursuant to a particular Intraday VWAP Purchase Notice (as applicable), will be, prior to the delivery to the Investor hereunder of such VWAP Purchase Notice and prior to the delivery to the Investor hereunder of such Intraday VWAP Purchase Notice (as applicable), duly authorized by all necessary corporate action on the part of the Company. To the extent applicable, the Commitment Shares, when issued to the Investor in accordance with this Agreement, and the Shares, when issued and sold against payment received therefor in accordance with this Agreement, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Ordinary Shares.

Section 5.5.      No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any property or asset of the Company or any of its Subsidiaries is subject; or (iii) in violation of any Australian, U.S. or other law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority or body having jurisdiction over the Company or any of its subsidiaries or their properties, except, in the case of clauses (i), (ii) and (iii) above, (1) as described in the Commission Documents, or (2) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.6.      No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any property, right or asset of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Subsidiaries or (iii) result in the violation of any Australian, U.S. law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority or body having jurisdiction over the Company or any of its Subsidiaries or their properties, except, in the case of clauses (i), (ii) and (iii) above, (1) as described in the Commission Documents, or (2) for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 5.7.     No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by FINRA and under applicable state securities laws.

Section 5.8.      Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants. Since June 30, 2022, the Company has timely filed all Commission Documents required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of the Closing Date, no Subsidiary of the Company is required to file or furnish any report, schedule, registration, form, statement, information or other document with the Commission. As of its filing date (or, if amended or superseded by a filing prior to the Closing Date, as of the date of such amended or superseded filing), each Commission Document filed with or furnished to the Commission since June 30, 2022 and prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, and other federal, state and local laws, rules and regulations applicable to it and, when read together with the other information in the Commission Documents, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being hereby acknowledged and agreed that such representation shall not apply to any Investor Information). Each Commission Document (other than the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission after the Closing Date and filed as part of or incorporated by reference in the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement, when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, and other federal, state and local laws, rules and regulations applicable to it and, when read together with the other information in the Commission Documents, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being hereby acknowledged and agreed that such representation shall not apply to any Investor Information). The Company has delivered or made available to the Investor via EDGAR or otherwise true and complete copies of all comment letters and substantive correspondence received by the Company from the Commission relating to the Commission Documents filed with or furnished to the Commission as of the Closing Date, together with all written responses of the Company thereto in the form such responses were filed via EDGAR, provided that the Company is not required to provide any documents that are fully available (including schedules and exhibits) on EDGAR. Except as disclosed in the Commission Documents, there are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act that remains in effect or has not otherwise been revoked.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

The consolidated financial statements (including the related notes thereto) of the Company and its consolidated Subsidiaries included in the Commission Documents comply in all material respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such consolidated financial statements have been prepared in conformity with the International Financial Reporting Standards as issued by the International Accounting Standards Boards (“IFRS”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Commission Documents present fairly the information required to be stated therein; and the other financial information included in the Commission Documents has been derived from the accounting records of the Company and its consolidated Subsidiaries and presents fairly the information shown thereby; all disclosures included in the Commission Documents regarding “non-IFRS financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

The Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act, as applicable to the Company, and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

The Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act, as applicable to the Company, and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS as issued by the IASB. The Company and its Subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS as issued by the IASB and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Commission Documents, there are no material weaknesses in the Company’s internal controls (it being understood that the Company is not required as of the date hereof to comply with Section 404(b) of the Sarbanes-Oxley Act (as defined below)). The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

Armanino LLP (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the 2022 Form 20-F, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States).

There is and has been no failure on the part of the Company or, to the Knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder.

Section 5.9.      No Material Adverse Effect or Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Commission Documents, (i) there has not been any material change in the share capital, short-term debt or long-term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital shares, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business that is material to the Company and its Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case of (i), (ii), (iii), as otherwise disclosed in the Commission Documents.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.10.    Title to Assets. Except as disclosed in the Commission Documents, to the Company’s Knowledge the Company and the Subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.11.    Actions Pending. Except as described in the Commission Documents, to the Company’s Knowledge there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; except as described in the Commission Documents, no such Actions are, to the Company’s Knowledge, threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Commission Documents that are not so described in the Commission Documents and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to any Commission Documents or described in the Commission Documents that are not so filed as exhibits to the applicable Commission Documents or described in the Commission Documents.

Section 5.12.   Compliance With Laws. Except where the failure to be, or to have been, in compliance with such Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries are, and since June 30, 2022 has been, in compliance in all material respects with all applicable Laws.  Except where the failure to have or to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries: (i) is in compliance in all material respects with all Laws applicable to its business, operations, and assets; and (ii) except as disclosed in the Commission Documents, has not received any written notice from any Governmental Authority of or been charged by any Governmental Authority with the violation of any applicable Law.

Section 5.13.   Certain Fees. Other than the Company’s agreement with Highbury Partnership Pty Ltd. in connection with capital raising and general financial advisory services, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Investor for a brokerage commission, finder’s fee or like payment in connection with the transactions contemplated by the Transaction Documents, except, solely with respect to the Company, any such commissions or fees as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.14.    Disclosure. The Company confirms that neither it nor, to the Company’s Knowledge, any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that continues to constitute or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares under any Registration Statement. The representations and warranties of the Company contained in the Transaction Documents to which it is a party, taken together, are true and correct in all material respects on the date on which each such representation or warranty is made, and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading at such time.

Section 5.15.    Operation of Business. Except as disclosed in the Commission Documents, the Company and its Subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Commission Documents, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Commission Documents or would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

Except as otherwise disclosed in the Commission Documents or where the failure to have any of the following would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and its Subsidiaries own or have valid and enforceable rights to use all patents, trademarks, service marks, trade names, domain names and other source indicators, copyrights and copyrightable works, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) and all other similar intellectual property, industrial property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, the foregoing) (collectively, “Intellectual Property”) used in or necessary for the conduct of their respective businesses and as proposed to be conducted; (ii) the Company’s and its Subsidiaries’ conduct of their respective businesses has not infringed, misappropriated or otherwise violated any Intellectual Property of any third party; (iii) the Company and its Subsidiaries have not received any written notice and are not otherwise aware of any pending or threatened claim alleging infringement, misappropriation or other violation of any Intellectual Property of any third party, or challenging the validity, enforceability, scope or ownership of any Intellectual Property of the Company or its Subsidiaries; (iv) to the Knowledge of the Company, no Intellectual Property owned by or exclusively licensed to the Company and its Subsidiaries has been infringed, misappropriated or otherwise violated by any third party; (v) to the Knowledge of the Company, all Intellectual Property owned by or exclusively licensed to the Company and its Subsidiaries is valid and enforceable in all material respects; and (vi) the Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property, the value of which to the Company or any of its Subsidiaries is contingent upon maintaining the confidentiality thereof.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.16.   Environmental Compliance. (i) The Company and each of its Subsidiaries (x) are and since June 30, 2022 have been in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution, the protection of human health or safety, the environment, hazardous or toxic substances or wastes, chemicals, pollutants or contaminants (collectively, “Hazardous Substances”), or the protection of natural resources from Hazardous Substances (collectively, “Environmental Laws”); (y) have received and are and have been in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Hazardous Substances, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, liability, obligation or violation; and (ii) there are no costs, obligations or liabilities associated with Environmental Laws of or relating to the Company or any of its Subsidiaries, except in the case of each of (i) and (ii) above, (1) as otherwise disclosed in the Commission Documents or (2) for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Commission Documents, (x) there is no proceeding that is pending, or to the Company’s Knowledge. that is contemplated, against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (y) the Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its Subsidiaries, and (z) none of the Company or its Subsidiaries anticipates any material capital expenditures relating to any Environmental Laws.

Section 5.17.   Transactions With Affiliates. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers, suppliers or other affiliates of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act to be described in the Commission Documents and that is not so described in the Commission Documents.

Section 5.18.   No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the Knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, except (1) as otherwise disclosed in the Commission Documents or (2) as would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.19.   Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company and its Subsidiaries in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.20.   Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement the Company will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.21.   ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), sponsored, maintained or contributed to by the Company or any of its Subsidiaries (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code except for noncompliance that would not reasonably be expected to result in material liability to the Company; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption or that would reasonably be expected to result in material liability to the Company; and (iii) none of the Company nor any of its Subsidiaries has incurred or is reasonably expected to incur any liability under Title IV of ERISA in respect of any plan that is subject to Title IV of ERISA and that is sponsored, maintained or contributed to by (x) the Company or (y) any other entity that would be considered a single employer with the Company under Section 414 of the Code; except in each case with respect to the events or conditions set forth in (i) through (iii) hereof, (1) as otherwise disclosed in the Commission Documents or (2) as would not, individually or in the aggregate, have a Material Adverse Effect.

Section 5.22.   Taxes. Except as otherwise disclosed in the Commission Documents, the Company and its Subsidiaries have paid all Australian federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof except, in each case, where the failure to pay or file would not, individually or in the aggregate, cause a Material Adverse Effect; and except as otherwise disclosed in the Commission Documents, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except a tax deficiency that would not, individually or in the aggregate, cause a Material Adverse Effect.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.23.    Insurance. Except as otherwise disclosed in the Commission Documents, the Company and the Subsidiaries have insurance covering their respective material properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are appropriate and commercially reasonable (including reference to standard industry practice) to protect the Company and the Subsidiaries and their respective businesses (which shall exclude business interruption insurance); and except as otherwise disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) to the Company’s Knowledge, any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

Section 5.24.   Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Securities by the Company to the Investor in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2); provided, however, that at the request of and with the express representations, warranties and agreements of the Investor (including the representations, warranties and covenants of Investor set forth in Sections 4.10 through 4.13), the Securities to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designated Broker-Dealer only as DWAC Shares and will not bear legends noting restrictions as to resale of such securities under federal or state securities laws, nor will any such securities be subject to stop transfer instructions.

Section 5.25.   No General Solicitation or Advertising. Neither the Company, nor any of its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 5.26.   No Integrated Offering. None of the Company nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including under the rules and regulations of the Trading Market. None of the Company, its Subsidiaries will, and the Company shall use commercially reasonable efforts to cause its Affiliates and any Person acting on their behalf not to, take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance and sale by the Company to the Investor of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with any other offering of securities of the Company.

Section 5.27.   Manipulation of Price. Neither the Company nor any of its officers and directors nor, to the Knowledge of the Company, its Affiliates has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Ordinary Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Ordinary Shares, whether to facilitate the sale or resale of the Shares or otherwise, in each case that would violate Regulation M, and has taken no action which would directly or indirectly violate Regulation M.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.28.    Securities Act. The Company is not currently, and has not been since November 16, 2021, an issuer identified in, or subject to, Rule 144(i).

Section 5.29.   Listing and Maintenance Requirements; DTC Eligibility. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not received notice from the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, from such Eligible Market) to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market (or of such Eligible Market, as applicable). The Ordinary Shares may be issued and transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated.

Section 5.30.   No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor any director, officer or employee of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has, in the past five years, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including any unlawful rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.31.   Cybersecurity; Data Protection. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of the Company and its Subsidiaries) (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries and to the Knowledge of the Company are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards necessary to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (collectively, “Data”)) used in connection with their businesses. Without limiting the foregoing, the Company and its Subsidiaries have used reasonable efforts to establish, maintain, implement and comply with reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its Subsidiaries’ businesses (“Breach”) and, to the Knowledge of the Company, there has been no such Breach. The Company and its Subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach. This representation is limited in each case to the extent that such breach or non-compliance would not reasonably be expected to have a Material Adverse Effect, and except as otherwise disclosed in the Commission Documents.

Section 5.32.   Privacy. Except as otherwise disclosed in the Commission Documents, to the Company’s Knowledge, the Company and its Subsidiaries have complied, and are presently in compliance, in all material respects, with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any legal obligations regarding the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company and its Subsidiaries of Data (“Data Security Obligations”). Except as otherwise disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries has received any notification of or complaint regarding, or have Knowledge of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligation. There is no pending, or to the Knowledge of the Company, threatened, action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with any Data Security Obligation. The Company and its Subsidiaries have at all times taken reasonable steps in accordance with industry standard practices to protect Data used in connection with their businesses against loss and against unauthorized access, use, modification, disclosure or other misuse, except in each case, (1) as otherwise disclosed in the Commission Documents or (2) to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents or as would not individually or in the aggregate have a Material Adverse Effect, there has been no unauthorized access to such information. To the extent applicable to the operations of the Company and its Subsidiaries, to the Company’s Knowledge, the Company and its Subsidiaries are in material compliance with the European Union General Data Protection Regulation (and all other laws and regulations applicable to the operations of the Company and its Subsidiaries with respect to Personal Data, and for which any non-compliance with the same would be reasonably likely to create a material liability), except in each case, (1) as otherwise disclosed in the Commission Documents or (2) to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.33.   Operations. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

Section 5.34.    Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Commission Documents will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Section 5.35.   No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its directors, officers, employees, agents or other person acting on behalf of the Company or any of its Subsidiaries is currently the subject or, to the Knowledge of the Company, the target of any sanctions administered or enforced by the U.S. government, (including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including the so-called Donetsk People’s Republic, so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or knowingly indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, in violation of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country, in violation of Sanctions, or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.36.   No Restrictions on Subsidiaries. Except pursuant to any other financing arrangements the Company has entered into or may enter into from time to time and disclosed in the Commission Documents, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital shares or similar ownership interest, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company except as would be reasonably expected to have a Material Adverse Effect.

Section 5.37.   Broker/Dealer Relationships; FINRA Information. Neither the Company nor any of the Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual). All of the information provided to the Investor, B. Riley Securities or to their counsel, specifically for use by B. Riley Securities in connection with the FINRA Filing (and related disclosure) with FINRA, by the Company, and, to the Company’s Knowledge, by its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company, in connection with the transactions contemplated by the Transaction Documents is true, complete, correct and compliant with FINRA’s rules in all material respects. Any questionnaires relating to FINRA Rule 5110 provided to the Investor or to counsel for the Investor in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s conduct rules are, to the Company’s Knowledge, true and correct in all material respects.

Section 5.38.   Stamp Taxes. Except for any net income, capital gains or franchise taxes imposed on the Investor by Australia or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by the Transaction Documents) between the Investor and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Investor in Australia, or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of the Transaction Documents, (B) the issuance and delivery of the Shares in the manner contemplated by the Transaction Documents or (C) the sale and delivery of the Shares as contemplated in the Transaction Documents.

Section 5.39.    No Immunity. Neither the Company nor any of its Subsidiaries or their properties or assets has immunity under Australian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Australian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its Subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Company has, pursuant to Section 10.3 of this Agreement, waived, and it will waive, or will cause its Subsidiaries to waive, such right to the extent permitted by law.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.40.   Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be enforceable against the Company by the courts of Australia, without reconsideration or reexamination of the merits.

Section 5.41.    Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Australia and will be recognized and upheld by the courts of Australia, subject to the restrictions described under the caption “Service of Process and Enforceability of Civil Liabilities” in the Initial Registration Statement, and other exceptions including but not limited to fraud, public policy, and natural justice. The Company has the power to submit, and pursuant to Section 10.2 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

Section 5.42.    Indemnification and Contribution. The indemnification and contribution provisions set forth in Article IX hereof do not contravene Australian law.

Section 5.43.   Passive Foreign Investment Company. The Company does not believe that it was classified as a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the Code based on the information available to the Company at the time of the filing of the 2022 Form 20-F, for the taxable year ended June 30, 2022 and, based on certain estimates of the Company’s gross income and the value of its assets, the intended use of proceeds from the offering and sale of the Securities and the nature of the Company’s business, the Company does not expect to be classified as a PFIC for the taxable year ending June 30, 2023.

Section 5.44.   Legality. The legality, validity or enforceability of any of the Commission Documents, this Agreement, the Transaction Documents or the Securities in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

Section 5.45.   Legal Action. Subject to the limitations described in Section 10.2 hereof, the Investor is entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of its rights under this Agreement and the Securities and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs not residing in Australia may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 5.46.    Foreign Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

Article VI
ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period (and for any period following the termination of this Agreement prior to such termination becoming effective as and to the extent specified in Section 8.3 solely pursuant to and in accordance with Section 8.3):

Section 6.1.      Securities Compliance. The Company shall notify the Commission and the Trading Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Shares to the Investor in accordance with the terms of the Transaction Documents, as applicable.

Section 6.2.     Issuance of Ordinary Shares. The Company will approve (by way of board resolution) and undertake the issuance of the requisite aggregate number of Ordinary Shares to enable the Company to timely effect (i) the issuance and delivery of all Commitment Shares to be issued and delivered to the Investor under Section 10.1(ii) hereof within the time period specified in Section 10.1(ii) hereof and (ii) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase effected under this Agreement, in the case of this clause (ii), at least prior to the delivery by the Company to the Investor of the applicable VWAP Purchase Notice in connection with such VWAP Purchase, and (iii) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each Intraday VWAP Purchase effected under this Agreement, in the case of this clause (iii), at least prior to the delivery by the Company to the Investor of the applicable Intraday VWAP Purchase Notice in connection with such Intraday VWAP Purchase.

Section 6.3.     Registration and Listing. The Company shall use its commercially reasonable efforts to cause the Ordinary Shares to continue to be registered as a class of securities under Section 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing of its Ordinary Shares and the listing of the Securities purchased or acquired by the Investor hereunder on the Trading Market (or another Eligible Market) and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market (or other Eligible Market, as applicable). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Ordinary Shares on the Trading Market (or other Eligible Market, as applicable). If the Company receives any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market (or other Eligible Market, as applicable) shall be terminated on a date certain, the Company shall promptly notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Ordinary Shares to be listed or quoted on another Eligible Market.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 6.4.      Compliance with Laws.

(i)       During the Investment Period, the Company shall comply, and cause each Subsidiary to comply, with (a) all laws, rules, regulations and orders applicable to the business and operations of the Company, except as would not reasonably be expected to have a Material Adverse Effect and (b) with applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Trading Market (or Eligible Market, as applicable), except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Shares under the Registration Statement in any material respect. Without limiting the foregoing, neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, any of its directors, officers, agents, employees or any other Persons acting on their behalf shall, in connection with the operation of the Company’s and its Subsidiaries’ respective businesses, (1) use any corporate funds for unlawful contributions, payments, gifts or entertainment or to make any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, (2) pay, accept or receive any unlawful contributions, payments, expenditures or gifts, or (3) violate or operate in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign laws and regulations, including the Anti-Corruption Laws and the International Trade Laws.

(ii)       The Investor shall comply with all laws, rules, regulations and orders applicable to the performance by it of its obligations under this Agreement and its investment in the Shares, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into and perform its obligations under this Agreement in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, and all applicable state securities or “Blue Sky” laws.

Section 6.5.      [Reserved].

Section 6.6.      Keeping of Records and Books of Account; Due Diligence. The Investor and the Company shall each maintain records showing the remaining Total Commitment, the dates and VWAP Purchase Share Amount for each VWAP Purchase, and the dates and Intraday VWAP Purchase Share Amount for each Intraday VWAP Purchase.

Subject to the requirements of Section 6.11, in connection with each Representation Date (as defined below), the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Commencement or to the Investor’s obligation to accept each VWAP Purchase Notice and each Intraday VWAP Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 6.7.     No Frustration. The Company shall not enter into, announce or recommend to its shareholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including the obligation of the Company to deliver (i) the Commitment Shares to the Investor not later than 4:00 p.m. (New York time) on the Trading Day immediately following the Effective Date of the Initial Registration Statement in accordance with Section 10.1(ii), and (ii) the Shares to the Investor in respect of each VWAP Purchase and each Intraday VWAP Purchase effected by the Company, in each case not later than the applicable Purchase Share Delivery Date with respect to such VWAP Purchase and not later than the applicable Purchase Share Delivery Date with respect to such Intraday VWAP Purchase (as applicable). Further, the Company shall not, at any time during the Investment Period, effect or enter into any other “committed equity fund” or “equity line of credit” or similar transaction with respect to Ordinary Shares pursuant to which an investor or investors irrevocably commit to purchase up to a certain number and/or dollar amount of Ordinary Shares over a pre-determined time period at the Company’s sole option and discretion pursuant to Section 4(a)(2) of the Securities Act with such purchased Ordinary Shares to be resold by such investor or investors on the Trading Market at variable prices from time to time; provided that, for the avoidance of doubt and without limitation, in no circumstance shall this Section 6.7 prohibit the Company from entering into any “at-the-market,” “equity distribution program,” private placement, firm commitment or best efforts underwritten offering or other similar transaction with respect to the Ordinary Shares and/or equity, equity-linked or debt instrument relating to the Ordinary Shares. For the avoidance of doubt, nothing herein shall in any way limit the Company’s right to elect not to effect any VWAP Purchase or Intraday VWAP Purchase or to terminate this Agreement in accordance with Section 8.2 hereof.

Section 6.8.      Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 6.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person.

Section 6.9.     Fundamental Transaction. If a VWAP Purchase Notice or an Intraday VWAP Purchase Notice has been delivered to the Investor and the transactions contemplated therein have not yet been fully settled in accordance with Section 3.3 of this Agreement, the Company shall not effect any Fundamental Transaction until the expiration of five (5) Trading Days following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to the VWAP Purchase or Intraday VWAP Purchase (as applicable) to which such VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) relates.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 6.10.   Selling Restrictions. Except as expressly set forth below, the Investor covenants that from and after the date of this Agreement through and including the Trading Day next following the expiration or termination of this Agreement as provided in Article VIII (the “Restricted Period”), none of the Investor, its sole member, its officers, or any entity managed or controlled by the Investor or its sole member (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any Short Sales of the Ordinary Shares or (ii) hedging transaction, which establishes a net short position with respect to the Ordinary Shares, with respect to each of clauses (i) and (ii) hereof, either for its own account or for the account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Securities; or (2) selling a number Ordinary Shares equal to the number of Shares that the Investor is unconditionally obligated to purchase under any pending VWAP Purchase Notice or any pending Intraday VWAP Purchase Notice (as applicable), but has not yet received from the Company or its Transfer Agent pursuant to this Agreement, so long as (X) the Investor (or its Broker-Dealer, as applicable) delivers the Shares purchased pursuant to such pending VWAP Purchase Notice and the Shares purchased pursuant to such pending Intraday VWAP Purchase Notice (as applicable) to the purchaser thereof or the applicable Broker-Dealer promptly upon the Investor’s receipt of such Shares from the Company in accordance with Section 3.3 of this Agreement and (Y) neither the Company nor its Transfer Agent shall have failed for any reason to deliver such Shares to the Investor or its Broker-Dealer so that such Shares are timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Date for such VWAP Purchase and on the applicable Purchase Share Delivery Date for such Intraday VWAP Purchases (as applicable).

In addition to the foregoing, in connection with any sale of Shares (including any sale permitted by paragraph (i) above), the Investor shall comply in all respects with all applicable laws, rules, regulations and orders, including the requirements of the Securities Act and the Exchange Act.

Section 6.11.   Blue Sky. The Company shall use its commercially reasonable efforts to qualify the resale by the Investor of the Registrable Securities covered by a Registration Statement under the securities or Blue Sky laws of such jurisdictions as the Investor shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Registrable Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 6.12.   Non-Public Information. Neither the Company or any of its Subsidiaries nor any of its directors, officers or agents shall disclose any material non-public information about the Company to the Investor, unless a public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of its directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor, upon consultation with external counsel), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that (a) the Investor holds Ordinary Shares purchased pursuant to this Agreement at that time, (b) the Company shall have failed to publicly disclose such material, non-public information prior to the open of “regular” trading on the Trading Market immediately following the first Trading Day following written demand therefor from the Investor (such date, the “Cleansing Deadline”) and (c) the Company (upon consultation with external counsel) shall have not concluded by the Cleansing Deadline that such information does not constitute material, non-public information, the Investor shall, in addition to any other remedy provided herein or in the other Transaction Documents, have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information; provided that, prior to making any such public disclosure, the Investor shall consult with the Company and provide the Company opportunity to review and comment on such proposed disclosure The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, shareholders or agents, for any such disclosure. Notwithstanding anything to the contrary in this section 6.9, no public disclosure shall be required by the Company pursuant to this Section 6.9, and the Investor shall not have any right to make any public disclosure pursuant to this Section 6.9, at any time during which an Allowable Grace Period is in effect, and the Investor’s rights under the second sentence of this Section 6.9 shall not apply unless and until the Company shall have failed to publicly disclose the applicable material, non-public information prior to the open of “regular” trading on the Trading Market immediately following the first Trading Day on which such Allowable Grace Period expires.

Section 6.13.    Broker-Dealer. The Investor shall use one or more broker-dealers to effectuate all sales, if any, of the Securities that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which (or whom) shall be a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Company’s Transfer Agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 6.14.   Delivery of Bring-Down Negative Assurance Letters, Bring-Down Comfort Letters and Compliance Certificates Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following: (i) each date on which the Company files with the Commission (A) an annual report on Form 20-F under the Exchange Act, (B) a Form 20-F/A containing a material amendment to (or restated) material financial information or a material amendment to a previously filed annual report on Form 20-F, or (C) a Form 6-K containing interim financial statements, or (D) a Form 6-K containing materially amended (or restated) material annual or interim financial information; and (ii) the effective date of (A) each post-effective amendment to the Initial Registration Statement, (B) each New Registration Statement and (C) each post-effective amendment to each New Registration Statement, and in any case pursuant to clause (i) or (ii), not more than once per calendar quarter (each such date pursuant to clause (i) and (ii), a “Representation Date”), the Company shall (I) deliver to the Investor a Compliance Certificate, dated the date of delivery to the Investor, (II) cause to be furnished to the Investor a “bring-down” negative assurance letter from each of outside counsel to the Company and outside counsel to the Investor, dated the date of delivery to the Investor, in each case substantially in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, and the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each such letter, a “Bring-Down Negative Assurance Letter”), (III) other than with respect to a Representation Date pursuant to clause (i)(D) above, cause to be furnished to the Investor a customary “comfort letter” provided by the Accountant or a successor independent registered public accounting firm for the Company (as applicable), dated the date of delivery to the Investor, substantially in the form, scope and substance as the information contained in the comfort letter delivered by the Accountant on the Commencement Date (to the extent such information is then applicable), stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters covered by the comfort letter delivered by the Accountant on the Commencement Date (to the extent such financial information or other matters are then applicable), modified, as necessary, to address such new, amended or restated financial information contained in any of the Commission Documents referred to in clause (i) above or to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, or the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Comfort Letter”). The requirement to provide the documents identified in the previous sentence shall be tolled with respect to any Representation Date, if (i) the Company has given written notice to the Investor (with a copy to its counsel) in accordance with Section 10.5, not later than one (1) Trading Day prior to the applicable Representation Date, of the Company’s decision to suspend delivery of VWAP Purchase Notices for future VWAP Purchases and delivery of Intraday VWAP Purchase Notices for future Intraday VWAP Purchases (each, a “Future Purchase Suspension”) (it being hereby acknowledged and agreed that no Future Purchase Suspension shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase and any pending Intraday VWAP Purchase (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement, and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase and any pending Intraday VWAP Purchase under the Transaction Documents), and (ii) such Representation Date does not occur during the period beginning on the Trading Day immediately preceding the Purchase Date for a VWAP Purchase or an Intraday VWAP Purchase (as applicable) and ending on the third (3rd) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such VWAP Purchase or such Intraday VWAP Purchase (as applicable), which tolling shall continue until the earlier to occur of (A) the Trading Day immediately preceding the Purchase Date for a VWAP Purchase or an Intraday VWAP Purchase (as applicable), which for such calendar quarter shall be considered a Representation Date, and (B) the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to deliver a VWAP Purchase Notice or an Intraday VWAP Purchase Notice following a Representation Date when a Future Purchase Suspension was in effect and did not provide the Investor with the documents identified in clauses (I) and (II) of the first sentence of this Section 6.13, then prior to the Company’s delivery to the Investor of such VWAP Purchase Notice or such Intraday VWAP Purchase Notice (as applicable) on a Purchase Date, the Company shall provide the Investor with the documents identified in clauses (I) and (II) of the first sentence of this Section 6.13, dated as of the applicable Purchase Date.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 6.15.   FINRA Filing. The Company shall to assist the Investor and B. Riley Securities with B. Riley Securities’ preparation and filing with FINRA’s Corporate Financing Department via the Public Offering System of all documents and information required to be filed with FINRA pursuant to FINRA Rule 5110 with regard to the transactions contemplated by this Agreement (the “FINRA Filing”). In connection therewith, on or prior to the date the FINRA Filing is first made by B. Riley Securities with FINRA, the Company shall pay to FINRA by wire transfer of immediately available funds the applicable filing fee with respect to the FINRA Filing, and the Company shall be solely responsible for payment of such fee. The parties hereby agree to use their respective commercially reasonable efforts to provide each other and B. Riley Securities all information reasonably required and otherwise to use their respective commercially reasonable efforts to assist each other and B. Riley Securities in a timely fashion in order for B. Riley Securities to complete the preparation and submission of the FINRA Filing in accordance with this Section 6.14 and to assist B. Riley Securities in promptly responding to any inquiries or requests from FINRA or its staff. Each party hereto shall (a) promptly notify the other party and B. Riley Securities of any communication to that party or its Affiliates from FINRA, including any request from FINRA or its staff for amendments or supplements to or additional information in respect of the FINRA Filing and permit the other party and B. Riley Securities to review in advance any proposed written communication to FINRA and (b) furnish the other party and B. Riley Securities with copies of all written correspondence, filings and communications between them and their affiliates and their respective representatives and advisors, on the one hand, and FINRA or members of its staff, on the other hand, with respect to this Agreement, the Registration Rights Agreement or the transactions contemplated by the Transaction Documents. Each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party and B. Riley Securities in doing, all things necessary, proper or advisable in order for B. Riley Securities to obtain as promptly as reasonably practicable written confirmation from FINRA to the effect that FINRA's Corporate Financing Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by the Transaction Documents.

Article VII
CONDITIONS TO CLOSING, COMMENCEMENT AND PURCHASES

Section 7.1.      Conditions Precedent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 7.1 on the Closing Date.

(i)        Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii)       Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(iii)      Payment of Document Preparation Fee. On or prior to the Closing Date, the Company shall have paid by wire transfer of immediately available funds to an account designated by the Investor (or the Investor’s counsel) on or prior to the date hereof, the Document Preparation Fee, which shall be fully earned as of the Closing Date, regardless of whether the Commencement occurs or whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(iv)     Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 2.2. Simultaneously with the execution and delivery of this Agreement and the Registration Rights Agreement, the Investor’s counsel shall have received the closing certificate from the Company, dated the Closing Date, in the form of Exhibit B hereto.

Section 7.2.      Conditions Precedent to Commencement. The right of the Company to commence delivering VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.2.

(i)        Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii)       Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date a compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(iii)      Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission (or otherwise become effective), and the Investor shall be permitted to utilize the Prospectus therein to resell (a) all of the Commitment Shares and (b) all of the Shares included in such Prospectus.

(iv)      No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request in writing from the Commission or any other Governmental Authority for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (c) receipt of any objection in writing from FINRA to the terms of the transactions contemplated by the Transaction Documents; or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act, any applicable state securities laws or any other law.

(v)       Other Commission Filings. The Form 6-K shall have been filed with the Commission as required pursuant to Section 2.3. The final Prospectus included in the Initial Registration Statement shall have been filed with the Commission in accordance with the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, prior to Commencement shall have been filed with the Commission.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(vi)     No Suspension of Trading in or Notice of Delisting of Ordinary Shares. Trading in the Ordinary Shares shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Ordinary Shares are listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(vii)    Compliance with Laws. Except where the failure to be, or to have been in compliance would not, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect, the Company shall have complied in all material respects with all applicable Laws in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.

(viii)   No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or Governmental Authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(ix)      No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or Governmental Authority shall have been commenced, and no inquiry or investigation by any Governmental Authority shall have been commenced, against the Company or any Subsidiary or any of the officers, directors or Affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(x)       Listing of Securities. All of the Securities that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market (or on an Eligible Market) as of the Commencement Date, subject only to notice of issuance.

(xi)      No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred since the end of the most recent fiscal year or fiscal quarter for which financial statements are included or incorporated by reference in the Commission Documents and shall be continuing, which condition, occurrence, state of facts or event is not described in the Commission Documents.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(xii)     No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (1) is for relief against the Company in an involuntary case, (2) appoints a Custodian of the Company or for all or substantially all of its property, or (3) orders the liquidation of the Company or any of its Subsidiaries.

(xiii)    Commitment Shares Issued as DWAC Shares. The Company shall have caused the Company’s Transfer Agent to credit the Investor’s or its designee’s account at DTC as DWAC Shares such number of Ordinary Shares equal to the number of Commitment Shares issued to the Investor pursuant to Section 10.1(ii) hereof, in accordance with Section 10.1(ii) hereof.

(xiv)    Delivery of Commencement Irrevocable Transfer Agent Instructions and Opinion of Counsel. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to and acknowledged in writing by the Company’s Transfer Agent, directing such Transfer Agent to issue to the Investor or its designated Broker-Dealer all of the Commitment Shares as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement, and an opinion of outside Australian counsel relating to the valid issuance of the Commitment Shares shall have been delivered to the Company’s Transfer Agent.

(xv)     Opinions and Negative Assurance of Counsel. On the Commencement Date, the Investor shall have received (a) the opinion and negative assurances from outside U.S. counsel to the Company, dated the Commencement Date, (b) the opinion from outside Australian counsel to the Company, dated the Commencement Date, in each case, substantially in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement, and (c) the negative assurance from outside counsel to the Investor.

(xvi)    Comfort Letter of Accountant. On the Commencement Date, the Investor shall have received from the Accountant a letter dated the Commencement Date addressed to the Investor, substantially in the form mutually agreed to by the Company, the Investor and the Accountant prior to the date of this Agreement with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus, and any Prospectus Supplement, provided that the specific date referred to therein for the carrying out of procedures shall be no more than three (3) business days prior to the Commencement Date.

(xvii)    FINRA. On or prior to the Commencement Date, FINRA shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the terms and arrangements of the transactions contemplated by the Transaction Documents.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 7.3.      Conditions Precedent to Purchases after Commencement Date. The right of the Company to deliver VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.3, (X) with respect to a VWAP Purchase Notice for a VWAP Purchase that is delivered by the Company to the Investor in accordance with this Agreement, as of the VWAP Purchase Commencement Time of the applicable VWAP Purchase Period for such VWAP Purchase to be effected pursuant to such VWAP Purchase Notice and (Y) with respect to an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase that is delivered by the Company to the Investor in accordance with this Agreement, as of the Intraday VWAP Purchase Commencement Time of the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase to be effected pursuant to such Intraday VWAP Purchase Notice (each such VWAP Purchase Commencement Time (with respect to a VWAP Purchase Notice) and each such Intraday VWAP Purchase Commencement Time (with respect to an Intraday VWAP Purchase Notice), at which time all such conditions must be satisfied, a “Purchase Condition Satisfaction Time”).

(i)        Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), (vi), and (viii) through (xii) set forth in Section 7.2 shall be satisfied at the applicable Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsection (i) of Section 7.2 replaced with “applicable Purchase Condition Satisfaction Time”); provided, that, for the avoidance of doubt, the Company shall not be required to deliver any certificates (including any Compliance Certificate), opinions and negative assurance of counsels or comfort letters from the Accountant at any time after the Commencement Date, except as expressly provided in Section 6.11 and Section 7.2(x).

(ii)       Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable Purchase Date pursuant to the Registration Rights Agreement, in each case shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares and (b) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(iii)      Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or Intraday VWAP Purchase (as applicable), in each case shall have been declared effective under the Securities Act by the Commission (or otherwise become effective), and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares (if any) included in such New Registration Statement, and any post-effective amendment thereto, (b) all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

(iv)     [Reserved.]

(vii)    No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request in writing from the Commission or any other Governmental Authority for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Authority of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (c) receipt of any objection in writing from FINRA to the terms of the transactions contemplated by the Transaction Documents or; (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act, any applicable state securities laws or any other law (other than the transactions contemplated by the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase, or the applicable Intraday VWAP Purchase Notice delivered by the Company to the Investor with respect to an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date and the settlement thereof).

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(viii)   Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form F-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act after giving effect to any applicable grace periods or extensions of such time periods permitted thereunder.

(ix)       Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable VWAP Purchase Notice or the applicable Intraday VWAP Purchase Notice (as applicable) shall not cause the aggregate number of Ordinary Shares issued pursuant to this Agreement to exceed (i) the Regulatory Approval, (ii) the Beneficial Ownership Limitation or (iii) the Total Commitment; provided that, to the extent the issuance and sale of the Shares issuable pursuant to such VWAP Purchase Notice or Intraday Purchase Notice would cause the aggregate number of Ordinary Shares issued pursuant to this Agreement to exceed any such limitation, the number of Shares issuable pursuant to such VWAP Purchase Notice or Intraday Purchase Notice shall be deemed to be reduced to the maximum number of Shares (if any) that would be issuable without causing such limitation to be exceeded, in which case the conditions in this clause (ix) shall be deemed satisfied with respect to such VWAP Purchase Notice or Intraday Purchase Notice and such reduced number of Shares.

(x)       Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior VWAP Purchase Notices and all prior Intraday VWAP Purchase Notices with a Purchase Share Delivery Date prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable) that are required to have been delivered as DWAC Shares shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(xi)       Bring-Down Opinions of Company Counsel, Bring-Down Comfort Letters and Compliance Certificates. The Investor shall have received (a) all Bring-Down Negative Assurance Letters required to be delivered pursuant to Section 6.13 prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), (b) all Bring-Down Comfort Letters required to be delivered pursuant to Section 6.13 prior to the applicable VWAP Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase and (c) all Compliance Certificates from the Company required to be delivered pursuant to Section 6.11 prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), in each case solely to the extent required pursuant to Section 6.13.

Article VIII
TERMINATION

Section 8.1.      Automatic Termination. Unless earlier terminated as provided in this Article VIII, this Agreement shall terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the Commencement Date, (ii) the date on which the Investor shall have purchased from the Company, pursuant to all VWAP Purchases and Intraday VWAP Purchases that have occurred and fully settled pursuant to this Agreement, an aggregate number of Shares for a total aggregate gross purchase price to the Company equal to the Total Commitment, (iii) the date on which the Ordinary Shares shall have failed to be listed on the Trading Market or quoted on any Eligible Market for a period of one (1) Trading Day, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 8.2.     Other Termination. Subject to Section 8.3, the Company may terminate this Agreement after the Commencement Date effective upon five (5) Trading Days’ prior written notice to the Investor in accordance with Section 10.5; provided, however, that prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company, which notice shall be made in accordance with Section 10.4 of this Agreement, if: (a) a Fundamental Transaction shall have occurred; (b) the Initial Registration Statement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission (or otherwise become effective) by the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within ten (10) Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 10.4 of this Agreement; (c) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of forty-five (45) consecutive Trading Days or for more than an aggregate of ninety (90) Trading Days in any 365-day period, other than due to acts of the Investor; (d) trading in the Ordinary Shares on the Trading Market (or if the Ordinary Shares are then listed on an Eligible Market, trading in the Ordinary Shares on such Eligible Market) shall have been suspended and such suspension continues for a period of three (3) consecutive Trading Days; or (e) the Company is in material breach or default of any of its covenants and agreements contained in this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within ten (10) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Investor (and, if required under applicable law, including Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable), the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable)) upon becoming aware of any of the events set forth in the immediately preceding sentence.

Section 8.3.      Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other party as provided in Section 10.5 and the transactions contemplated by this Agreement shall be terminated without further action by either party. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the fifth (5th) Trading Day immediately following the settlement date related to any pending VWAP Purchase or any pending Intraday VWAP Purchase (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase and any pending Intraday VWAP Purchase (as applicable), and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase and any pending Intraday VWAP Purchase under the Transaction Documents), or (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under the Registration Rights Agreement, all of which shall survive any such termination solely as and to the extent provided therein. Nothing in this Section 8.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement, the Registration Rights Agreement or any of the other Transaction Documents to which it is a party, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under the Agreement, the Registration Rights Agreement or any of the other Transaction Documents to which it is a party, in each case to the extent such breach or default shall have occurred prior to the effectiveness of any termination of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Article IX
INDEMNIFICATION

Section 9.1.      Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.1, the Company shall indemnify and hold harmless the Investor, its Affiliates, each of their respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), each of which shall be an express third party beneficiary of this Article IX, from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and reasonable costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Registration Rights Agreement or in the other Transaction Documents to which it is a party or (b) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than, in the case of both clause (a) and (b), claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that (x) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from a breach of any of the Investor’s representations, warranties, covenants or agreements contained in this Agreement or the Registration Rights Agreement, (y) in no event shall the Company be responsible for any special, indirect or consequential damages incurred by the Investor or any Investor Party, and (z) the Company shall not be liable under subsection (b) of this Section 9.1 to the extent, but only to the extent, that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of sufficiently detailed documentary evidence) for all reasonable, documented out-of-pocket legal and other reasonable costs and expenses reasonably incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.1; provided that the Investor shall promptly reimburse the Company for all such reasonable, documented out-of-pocket legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such reimbursement.

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in this Agreement shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor or Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the foregoing undertakings by the Company set forth in this Section 9.1 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law, provided that in no event shall the Investor be obligated to contribute any amount in excess of the fees it actually receives pursuant to this Agreement.

Section 9.2.     Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.1, the Investor Party will notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 9.1, except to the extent it has been materially prejudiced by the failure to give notice. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company will pay the reasonable fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 9.1, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company will not, without the prior written consent of the Investor Party, such consent not to be unreasonably withheld, delayed or conditioned, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Article X
MISCELLANEOUS

Section 10.1.   Certain Fees and Expenses; Commencement Irrevocable Transfer Agent Instructions.

(i)          Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that the Company, on or prior to the Closing Date, has paid to the Investor, by wire transfer of immediately available funds to an account designated by the Investor prior to the date of this Agreement, a non-accountable document preparation fee of $125,000 (the “Document Preparation Fee”), in connection with the preparation, negotiation, execution and delivery of the Transaction Documents and legal due diligence of the Company. The Company shall pay the Investor $7,500 per quarter in connection with the Investor’s ongoing due diligence and review of deliverables, subject to Section 6.13, except to the extent the applicable Representation Date has been waived or the Investor’s outside legal counsel otherwise shall not have delivered a negative assurance letter pursuant to Section 6.13 in such calendar quarter. The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other taxes (other than income taxes) and duties levied in connection with issuance of the Securities pursuant hereto. The parties acknowledge that the Document Preparation Fee and the fees payable in connection with the Investor’s ongoing due diligence and review of deliverables are a reasonable estimate of, and are not disproportionate to, the probable costs of preparing the Transaction Documents and are less than or equal to the probable transaction costs of organizing a debt facility or capital raising in the amount of the Total Commitment.

(ii)          Commitment Shares. In consideration for the Investor’s commitment pursuant to this Agreement, the Company shall deliver irrevocable instructions to its Transfer Agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the Commencement Date, a number of Ordinary Shares equal to the number of Commitment Shares required to be issued to the Investor hereunder in accordance with this Section 10.1(ii). For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Commencement Date upon satisfaction of all conditions precedent thereto, regardless of whether any VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement. Upon issuance pursuant to this Section 10.1(ii), the Commitment Shares shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act. However, the offer and sale of the Commitment Shares by the Company to the Investor in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2); provided, however, that at the request of and with the express representations, warranties and agreements of the Investor (including the representations, warranties and covenants of Investor set forth in Sections 4.10 through 4.13 and set forth in the Registration Rights Agreement) and, subject to effectiveness of the Initial Registration Statement including the Commitment Shares, the Commitment Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designated Broker-Dealer only as DWAC Shares and will not bear legends noting restrictions as to resale of such securities under federal or state securities laws, nor will any such securities be subject to stop transfer instructions. The Commitment Shares shall constitute Registrable Securities and shall be included in the Initial Registration Statement and any post-effective amendment thereto, and the Prospectus included therein,, in each case only to the extent required and otherwise in accordance with this Agreement and the Registration Rights Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(iii)         Irrevocable Transfer Agent Instructions; Opinion of Counsel. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its Transfer Agent an opinion of outside Australian counsel relating to the valid issuance of the Shares. On or prior to each Purchase Share Delivery Date, the Company shall deliver or cause to be delivered to the Transfer Agent irrevocable instructions executed by the Company with respect to all Shares to be delivered to the Investor on such Purchase Share Delivery Date pursuant to the terms hereof. For the avoidance of doubt, all Shares to be issued in respect of any VWAP Purchase Notice delivered to the Investor pursuant to this Agreement shall be issued to the Investor in accordance with Section 3.3 by crediting the Investor’s account at DTC as DWAC Shares, and the Company shall not take any action or give instructions to any Transfer Agent of the Company otherwise.

Section 10.2.      Consent to Jurisdiction, Waiver of Jury Trial. Each of the Company and the Investor (a) hereby irrevocably submits to the jurisdiction of the U.S. District Court and other courts of the United States sitting in the City and County of New York in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company irrevocably appoints Cogency Global Inc., located 122 E. 42nd Street, 18th Floor, New York, New York 10168, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company by the person serving the same to the address provided in this Section 10.2, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of six years from the date of this Agreement. The Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Investor at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 10.2 shall affect or limit any right to serve process in any other manner permitted by law.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

(i)           EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3.      Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Australia, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

Section 10.4.      Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth in the Transaction Documents. All exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 10.5.      Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing (with a copy to be provided by email at the applicable email address set forth below) and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:

Iris Energy Limited

Level 12, 44 Market Street

Sydney, NSW 2000 Australia

Telephone Number: [***]

Email: [***]

Attention: [***]

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

With a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Number: [***]

Email: [***]

Attention: [***]

If to the Investor:

B. Riley Principal Capital II, LLC

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025
Telephone Number: [***]

Email: [***]

Attention: [***]

With a copy (which shall not constitute notice) to:

Duane Morris LLP

1540 Broadway

New York, NY 10036

Telephone Number: [***]

Email: [***]

Attention: [***]

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

Section 10.6.       Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 10.7.       Amendments. No provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 10.8.       Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 10.9.      Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices (including the Threshold Price) and number of Ordinary Shares in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.10.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 10.11.     No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.12.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to any laws or rules of such state that would cause the application of the laws of any other jurisdiction.

Section 10.13.   Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article VIII (Termination), Article IX (Indemnification) and this Article X (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination and, (ii) so long as the Investor owns any Shares, the covenants and agreements of the Company and the Investor contained in Article VI (Additional Covenants), shall remain in full force and effect notwithstanding such termination for a period of six (6) months following such termination .

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 10.14.    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.15.    Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof; provided, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission if it shall have previously provided the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby.

Section 10.16.   Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.17.    Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

Section 10.18.   Acknowledgement Regarding Relationship with Investor and B. Riley Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated by the Transaction Documents, and B. Riley Securities is acting as a representative of the Investor in connection with the transactions contemplated by the Transaction Documents, and of no other party, including the Company. The Company further acknowledges that while the Investor will be deemed to be a statutory “underwriter” with respect to certain of the transactions contemplated by the Transaction Documents in accordance with interpretive positions of the Staff of the Commission, the Investor is a “trader” that is not required to register with the Commission as a broker-dealer under Section 15(a) of the Exchange Act. The Company further acknowledges that the Investor and its representatives are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives (including B. Riley Securities) or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. The Company understands and acknowledges that employees of B. Riley Securities may discuss market color, VWAP Purchase Notice timing and parameter considerations and other related capital markets considerations with the Company in connection with the Transaction Documents and the transactions contemplated thereby, in all cases on behalf of the Investor. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by the Company and its representatives. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

Section 10.19.   Investor’s Affiliate Relationships. Affiliates of the Investor, including B. Riley Securities, engage in a wide range of activities for their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, merchant banking, equity and fixed income sales, trading and research, derivatives, foreign exchange, futures, asset management, custody, clearance and securities lending. In the course of their respective business, Affiliates of the Investor may, directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to debt or equity securities or bank debt of, or derivative products relating to, the Company. Any such position will be created, and maintained, independently of the position the Investor takes in the Company. In addition, Aa any given time Affiliates of the Investor, including B. Riley Securities, may have been or in the future may be engaged by one or more entities that may be competitors with, or otherwise adverse to, the Company in matters unrelated to the transactions contemplated by the Transaction Documents, and Affiliates of the Investor, including B. Riley Securities may have or may in the future provide investment banking or other services to the Company in matters unrelated to the transactions contemplated by the Transaction Documents. Activities of any of the Investor’s Affiliates performed on behalf of the Company may give rise to actual or apparent conflicts of interest given the Investor’s potentially competing interests with those of the Company. The Company expressly acknowledges the benefits it receives from the Investor’s participation in the transactions contemplated by the Transaction Documents, on the one hand, and the Investor’s Affiliates’ activities, if any, on behalf of the Company unrelated to the transactions contemplated by the Transaction Documents, on the other hand, and understands the conflict or potential conflict of interest that may arise in this regard, and has consulted with such independent advisors as it deems appropriate in order to understand and assess the risks associated with these potential conflicts of interest. Consistent with applicable legal and regulatory requirements, applicable Affiliates of the Investor have adopted policies and procedures to establish and maintain the independence of their research departments and personnel from their investment banking groups and the Investor. As a result, research analysts employed by Affiliates of the Investor may hold views, make statements or investment recommendations or publish research reports with respect to the Company or the transactions contemplated by the Transaction Documents that differ from the views of the Investor.

[Signature Pages Follow]

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

Signed by IRIS ENERGY LIMITED (ACN 629 842 799) in accordance with section 127 of the Corporations Act 2001 (Cth):

By:	/s/ Daniel Roberts
Name: Daniel Roberts
Title: Director

By:	/s/ William Roberts
Name: William Roberts
Title: Director

THE INVESTOR:

B. RILEY PRINCIPAL CAPITAL II, LLC:

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Authorized Signatory

[Signature Page to Ordinary Share Purchase Agreement]

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

ANNEX I TO THE
ORDINARY SHARE PURCHASE AGREEMENT
DEFINITIONS

“2022 Form 20-F” shall have the meaning assigned to such term in the definition of “Commission Documents”.

“Accountant” shall have the meaning assigned to such term in Section 5.8(e) of this Agreement.

“Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Allowable Grace Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Anti-Corruption Laws” shall mean any applicable Laws relating to anti-bribery or anti-corruption (governmental or commercial), including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.S. Travel Act, 18 U.S.C. § 1952, and the U.K. Bribery Act 2010, when applicable.

“Anti-Money Laundering Laws” shall have the meaning assigned to such term in Section 5.33 of this Agreement.

“B. Riley Securities” shall have the meaning assigned to such term in the recitals of this Agreement.

“Bankruptcy Law” shall mean Title 11, U.S. Code, or any similar U.S. federal or state law for the relief of debtors.

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 3.5 of this Agreement.

“Bloomberg” shall mean Bloomberg, L.P.

“Breach” shall have the meaning assigned to such term in Section 5.30 of this Agreement.

“Bring-Down Comfort Letter” shall have the meaning assigned to such term in Section 6.13 of this Agreement.

“Bring-Down Negative Assurance Letter” shall have the meaning assigned to such term in Section 6.13 of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Broker-Dealer” shall have the meaning assigned to such term in Section 6.12 of this Agreement.

“Closing” shall mean the time at which this Agreement shall become effective and binding.

“Closing Date” shall mean the date of this Agreement.

“Closing Sale Price” shall mean, for the Ordinary Shares as of any date, the last closing trade price for the Ordinary Shares on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market), as reported by Bloomberg, or, if the Trading Market (or such Eligible Market, as applicable) begins to operate on an extended hours basis and does not designate the closing trade price for the Ordinary Shares, then the last trade price for the Ordinary Shares prior to 4:00 p.m., New York City time, as reported by Bloomberg.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commencement” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

“Commencement Date” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

“Commencement Irrevocable Transfer Agent Instructions” shall have the meaning assigned to such term in Section 10.1(iii).

“Commission” shall mean the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to the reporting requirements of the Exchange Act, including all material filed with or furnished to the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, since June 30, 2022, including the Company’s Annual Report on Form 20-F for its fiscal year ended June 30, 2022 filed by the Company with the Commission on September 13, 2022 (the “2022 Form 20-F”), and which hereafter shall be filed with or furnished to the Commission by the Company, (2) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (3) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Commitment Shares” shall mean 198,174 shares of duly authorized, validly issued, fully paid and non-assessable Ordinary Shares which the Company shall cause its Transfer Agent to issue and deliver to the Investor not later than 4:00 p.m. (New York City time) on the Commencement Date pursuant to Section 10.1(ii).

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 7.2(ii) of this Agreement.

“Contracts” shall mean any legally binding contracts, agreements, subcontracts, leases, and purchase orders.

“Corporations Act” means the Corporations Act 2001 (Cth).

“Cover Price” shall have the meaning assigned to such term in Section 3.3 of this Agreement.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 9.1 of this Agreement.

“Data” shall have the meaning assigned to such term in Section 5.30 of this Agreement.

“Data Security Obligations” shall have the meaning assigned to such term in Section 5.31 of this Agreement.

“Document Preparation Fee” shall have the meaning assigned to such term in Section 10.1(i) of this Agreement.

“DTC” shall mean The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 5.28 of this Agreement.

“DWAC Shares” shall mean Ordinary Shares issued pursuant to this Agreement that are (i) issued in electronic form, (ii) not “restricted securities” as defined in Rule 144(a)(3), (iii) without stop transfer instructions maintained against the transfer thereof and (iv) timely credited by the Company’s Transfer Agent to the Investor’s (or its designated Broker-Dealer at which the account or accounts to be credited with the Securities being purchased by Investor are maintained) specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EDGAR” shall mean the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Effective Date” shall mean, with respect to the Initial Registration Statement filed pursuant to Section 2(a) of the Registration Rights Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to Section 2(c) of the Registration Rights Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Effectiveness Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Eligible Market” shall mean the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing).

“Environmental Laws” shall have the meaning assigned to such term in Section 5.15 of this Agreement.

“ERISA” shall have the meaning assigned to such term in Section 5.20 of this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Filing Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“FINRA Filing” shall have the meaning assigned to such term in Section 6.14 of this Agreement.

“Form 6-K” shall have the meaning assigned to such term in Section 2.3 of this Agreement.

“Fundamental Transaction” shall mean that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person (other than the Company, its Subsidiaries or the Permitted Holders), with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person (other than the Company, its Subsidiaries or the Permitted Holders), or (3) approve a purchase, tender or exchange offer by another Person (other than the Company, its Subsidiaries or the Permitted Holders) that is accepted by the holders of more than 50% of the outstanding Ordinary Shares (excluding any Ordinary Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person (other than a Permitted Holder) whereby such other Person acquires more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize, or reclassify its Ordinary Shares, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder, is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Governmental Authority” shall mean any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, arbitral body (public or private) or tribunal.

“Governmental Order” shall mean any order, judgment, injunction, decree, writ, stipulation, determination, directive, mandate, consent, approval or award, in each case, entered by or with any Governmental Authority.

“Hazardous Substances” shall have the meaning assigned to such term in Section 5.15 of this Agreement.

“IFRS” shall have the meaning assigned to such term in Section 5.8(b) of this Agreement.

“Immediate Family Member” of an individual means the spouse, lineal descendants, heirs, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law and sister-in-law of such individual.

“Initial Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Intellectual Property” shall have the meaning assigned to such term in Section 5.14(b) of this Agreement.

“International Trade Laws” shall mean all applicable export control, economic sanctions, import, and customs laws, regulations, rules and licenses of the United States and other governments, including but not limited to, the International Traffic in Arms Regulations administered by the U.S. Department of State, the Export Administration Regulations administered by the U.S. Department of Commerce, the International Emergency Economic Powers Act and the Trading with the Enemy Act, the sanctions, embargoes and restrictions administered by OFAC, the Foreign Trade Regulations administered by the U.S. Department of Commerce’s Bureau of Census, the anti-boycott regulations administered by the U.S. Department of Commerce and the U.S. Department of the Treasury, and the customs and import laws administered by the U.S. Department of Homeland Security’s Customs and Border Protection.

“Intraday VWAP Purchase” shall mean either (i) an Intraday VWAP Purchase-Type A or (ii) an Intraday VWAP Purchase-Type B, as applicable.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Intraday VWAP Purchase-Type A” shall have the meaning assigned to such term in Section 3.2 of this Agreement.

“Intraday VWAP Purchase-Type B” shall have the meaning assigned to such term in Section 3.2 of this Agreement.

“Intraday VWAP Purchase Commencement Time” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time that is the latest of: (i) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (ii) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (iii) the Investor’s timely receipt (which shall be acknowledged promptly by the Investor by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, it being understood that an auto-reply shall not constitute such an acknowledgment) from the Company of the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on the applicable Purchase Date therefor.

“Intraday VWAP Purchase Ending Time” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time on the Purchase Date for such Intraday VWAP Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such Intraday VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period has exceeded the applicable Intraday VWAP Purchase Share Volume Maximum for such Intraday VWAP Purchase (taking into account whether such Intraday VWAP Purchase is specified by the Company as an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B in the applicable Intraday VWAP Purchase Notice therefor); provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period shall exclude from such calculation all Ordinary Shares traded in any of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) if the Company shall have specified in the applicable Intraday VWAP Purchase Notice that clause (iii) below shall not trigger the Intraday VWAP Purchase Ending Time for such Intraday VWAP Purchase (such specification by the Company, whether in an Intraday VWAP Purchase Notice or in a VWAP Purchase Notice, a “Limit Order Continue Election”), all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold; and (iii) if the Company shall have specified in the applicable Intraday VWAP Purchase Notice that this clause (iii) shall trigger the Intraday VWAP Purchase Ending Time for such Intraday VWAP Purchase (such specification by the Company, whether in an Intraday VWAP Purchase Notice or in a VWAP Purchase Notice, a “Limit Order Discontinue Election”), immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the Sale Price of any share of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any Ordinary Share traded during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable).

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Intraday VWAP Purchase Maximum Amount” shall mean, (i) with respect to an Intraday VWAP Purchase-Type A made pursuant to Section 3.2, such number of Ordinary Shares equal to the lesser of: (a) 2,000,000, and (b) the product of (1) 0.10, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) during the Intraday VWAP Purchase Period for such Intraday VWAP Purchase-Type A, and (ii) with respect to an Intraday VWAP Purchase-Type B made pursuant to Section 3.2, such number of Ordinary Shares equal to the lesser of: (a) 2,000,000, and (b) the product of (1) 0.20, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during the Intraday VWAP Purchase Period for such Intraday VWAP Purchase-Type B; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period referred to in clause (i)(b)(2) and in clause (ii)(b)(2) above shall, in each case, exclude from such calculation all Ordinary Shares traded in any of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) if the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Intraday VWAP Purchase Minimum Price Threshold” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, either (a) the dollar amount specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, or (b) the dollar amount specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Ordinary Shares during the applicable Intraday VWAP Purchase Period that shall be excluded from the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase; provided, however, that if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, then the per share minimum Sale Price threshold to be used in such Intraday VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Purchase Date for such Intraday VWAP Purchase, multiplied by (b) 0.75.

“Intraday VWAP Purchase Notice” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, an irrevocable written notice from the Company to the Investor, specifying whether such Intraday VWAP Purchase is an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B, (and also specifying whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Intraday VWAP Purchase), and directing the Investor to subscribe for and purchase a specified Intraday VWAP Purchase Share Amount (such specified Intraday VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.2 as necessary to give effect to the applicable Intraday VWAP Purchase Maximum Amount for such Intraday VWAP Purchase), at the applicable Intraday VWAP Purchase Price therefor on the Purchase Date for such Intraday VWAP Purchase in accordance with this Agreement, that is delivered by the Company to the Investor and received by the Investor (i) after the latest of (X) 10:00 a.m., New York City time, on such Purchase Date, if the Company has not timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (ii) prior to the earlier of (X) 3:30 p.m., New York City time, on such Purchase Date and (Y) such time that is exactly thirty (30) minutes immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on such Purchase Date, if the Trading Market (or such Eligible Market, as applicable) has theretofore publicly announced that the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date shall be earlier than 4:00 p.m., New York City time, on such Purchase Date.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Intraday VWAP Purchase Period” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the period on the Purchase Date for such Intraday VWAP Purchase, beginning at the applicable Intraday VWAP Purchase Commencement Time and ending at the applicable Intraday VWAP Purchase Ending Time on such Purchase Date for such Intraday VWAP Purchase.

“Intraday VWAP Purchase Price” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the purchase price per Share to be purchased by the Investor in such Intraday VWAP Purchase, equal to the product of (i) 0.97, multiplied by (ii) the VWAP of the Ordinary Shares for the applicable Intraday VWAP Purchase Period on the applicable Purchase Date for such Intraday VWAP Purchase; provided, however, that the calculation of the VWAP for the Ordinary Shares for the Intraday VWAP Purchase Period for an Intraday VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold for such Intraday VWAP Purchase.

“Intraday VWAP Purchase Share Amount” shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the total number of Shares to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase as specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, which total number of Shares shall not exceed the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase, taking into account whether such Intraday VWAP Purchase is specified by the Company as an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B in the applicable Intraday VWAP Purchase Notice therefor (and such number of Shares specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.2 hereof as necessary to give effect to the Intraday VWAP Purchase Maximum Amount limitation applicable to such Intraday VWAP Purchase, taking into account whether such Intraday VWAP Purchase is specified by the Company as an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B in the applicable Intraday VWAP Purchase Notice therefor, as set forth in this Agreement).

“Intraday VWAP Purchase Share Volume Maximum” shall mean, (i) with respect to an Intraday VWAP Purchase-Type A made pursuant to Section 3.2, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the Intraday VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase-Type A, by (b) 0.10, and (ii) with respect to an Intraday VWAP Purchase-Type B made pursuant to Section 3.2, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the Intraday VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase-Type B, by (b) 0.20.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Investment Period” shall mean the period commencing on the Commencement Date and expiring on the date this Agreement is subsequently terminated pursuant to Article VIII.

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Information” shall mean (a) the information set forth on Exhibit B to the Registration Rights Agreement, and (b) any other information furnished by the Investor to the Company in writing expressly for use in the Registration Statement, the Prospectus, any Prospectus Supplement or any amendment or supplement thereto including, without limitation, any such information furnished by the Investor to the Company in writing in connection with any request made pursuant to Section 2(j) of the Registration Rights Agreement.

“Investor Party” shall have the meaning assigned to such term in Section 9.1 of this Agreement.

“IT Systems” shall have the meaning assigned to such term in Section 5.30 of this Agreement.

“Knowledge” shall mean the actual knowledge of any of (i) the Company’s Chairperson, (ii) the Company’s Co-Chief Executive Officers and (iii) the Company’s Chief Financial Officer, in each case after reasonable inquiry of officers, directors and employees of the Company and its Subsidiaries under such Person’s direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

“Law” shall mean any statute, law (including common law), code, treaty, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

“Limit Order Continue Election” shall have the meaning assigned to such term in the definition of “Intraday VWAP Purchase Ending Time,” which election shall be applicable to an Intraday VWAP Purchase, if such election is specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, and shall be applicable to a VWAP Purchase, if such election is specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, as the case may be.

“Limit Order Discontinue Election” shall have the meaning assigned to such term in the definition of “Intraday VWAP Purchase Ending Time,” which election shall be applicable to an Intraday VWAP Purchase, if such election is specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, and shall be applicable to a VWAP Purchase, if such election is specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, as the case may be.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 5.1 of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Material Contracts” shall mean any other Contract that is expressly referred to in or filed or incorporated by reference as an exhibit to a Commission Document or that, if terminated or subject to default by a party thereto would, individually or in the aggregate, have a Material Adverse Effect.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Ordinary Shares” shall have the meaning assigned to such term in the recitals of this Agreement.

“Ordinary Share Equivalents” shall mean any securities of the Company which entitle the holder thereof to acquire at any time Ordinary Shares, including any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“PEA Period” shall mean the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of any post-effective amendment to the Initial Registration Statement or any New Registration Statement, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment.

“Permitted Holder” shall mean (i) each of Daniel Roberts and William Roberts (the “Founding Shareholders”) and any of their respective Immediate Family Members, (ii) any Person the management and policies of which one or more Founding Shareholders has the power to direct or cause the direction of, whether through the ownership of voting securities, by contract or otherwise and (iii) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the Founding Shareholders are controlling or co-controlling members.

“Person” shall mean any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture or Governmental Authority.

“PFIC” shall have the meaning assigned to such term in Section 5.43 of this Agreement.

“Plan” shall have the meaning assigned to such term in Section 5.20 of this Agreement.

“Prospectus” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Prospectus Supplement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Purchase Condition Satisfaction Time” shall have the meaning assigned to such term in Section 7.3 of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Purchase Date” shall mean, (i) with respect to a VWAP Purchase made pursuant to Section 3.1, the Trading Day for which the Investor timely receives, (A) after 4:30 p.m., New York City time on the immediately preceding Trading Day, and (B) prior to 9:00 a.m., New York City time, on such Trading Day, a valid VWAP Purchase Notice for such VWAP Purchase in accordance with this Agreement, and (ii) with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the Trading Day on which the Investor timely receives a valid Intraday VWAP Purchase Notice for such Intraday VWAP Purchase in accordance with this Agreement, (A) after the latest of (X) 10:00 a.m., New York City time, on such Trading Day, if the Company has not timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Trading Day as such earlier VWAP Purchase, if the Company has timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Trading Day as such Intraday VWAP Purchase, and (B) prior to the earlier of (X) 3:30 p.m., New York City time, on such Trading Day for such Intraday VWAP Purchase and (Y) such time that is exactly thirty (30) minutes immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on such Trading Day, if the Trading Market (or such Eligible Market, as applicable) has publicly announced that the official close of the primary (or “regular”) trading session shall be earlier than 4:00 p.m., New York City time, on such Trading Day.

“Purchase Share Delivery Date” shall have the meaning assigned to such term in Section 3.3 of this Agreement.

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals hereof.

“Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Regulation M” shall have the meaning assigned to such term in Section 5.27.

“Regulatory Approval” shall have the assigned to such term in Section 3.4(b).

“Representation Date” shall have the meaning assigned to such term in Section 6.13.

“Restricted Period” shall have the meaning assigned to such term in Section 6.9(i) of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Restricted Person” shall have the meaning assigned to such term in Section 6.9(i) of this Agreement.

“Restricted Persons” shall have the meaning assigned to such term in Section 6.9(i) of this Agreement.

“Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sale Price” shall mean any trade price for the Ordinary Shares on the Trading Market, or if the Ordinary Shares are then traded on an Eligible Market, on such Eligible Market, as reported by Bloomberg.

“Sanctioned Countries” shall have the meaning assigned to such term in Section 5.34 of this Agreement.

“Sanctions” shall have the meaning assigned to such term in Section 5.34 of this Agreement.

“Sarbanes-Oxley Act” shall have the meaning assigned to such term in Section 5.8(f) of this Agreement.

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

“Securities” shall mean, collectively, the Shares and the Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the Ordinary Shares that may be purchased by the Investor under this Agreement pursuant to one or more VWAP Purchase Notices or one or more Intraday VWAP Purchase Notices, but not including the Commitment Shares.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Threshold Price” shall mean $1.00.

“Total Commitment” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“Trading Day” shall mean any day on which the Trading Market or, if the Ordinary Shares are then listed on an Eligible Market, such Eligible Market is open for “regular” trading, including any day on which the Trading Market (or such Eligible Market, as applicable) is open for “regular” trading for a period of time less than the customary “regular” trading period.

“Trading Market” shall mean the Nasdaq Global Select Market (or any nationally recognized successor thereto).

“Transaction Documents” shall mean, collectively, this Agreement (as qualified by the Commission Documents) and the exhibits hereto, the Registration Rights Agreement, and the exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Transfer Agent” shall mean Computershare Trust Company, N.A. or any successor thereof as the Company’s transfer agent.

“VWAP” shall mean, for the Ordinary Shares for a specified period, the dollar volume-weighted average price for the Ordinary Shares on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market), for such period, as reported by Bloomberg through its “AQR” function; provided, however, that (i) the calculation of the dollar volume-weighted average price for the Ordinary Shares for the VWAP Purchase Period for each VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) if the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold for such VWAP Purchase; and (ii) the calculation of the dollar volume-weighted average price for the Ordinary Shares for the Intraday VWAP Purchase Period for each Intraday VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) if the Company shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold for such Intraday VWAP Purchase.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“VWAP Purchase” shall mean either (i) a VWAP Purchase-Type A or (ii) a VWAP Purchase-Type B, as applicable.

“VWAP Purchase-Type A” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

“VWAP Purchase-Type B” shall have the meaning assigned to such term in Section 3.1 of this Agreement.

“VWAP Purchase Commencement Time” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the Purchase Date for such VWAP Purchase, or such later time on such Purchase Date publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official open of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date.

“VWAP Purchase Ending Time” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the time on the Purchase Date for such VWAP Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period has exceeded the applicable VWAP Purchase Share Volume Maximum for such VWAP Purchase (taking into account whether such VWAP Purchase is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B in the applicable VWAP Purchase Notice therefor); provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period shall exclude from such calculation all Ordinary Shares traded in any of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) if the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold; and (iii) if the Company shall have specified a Limit Order Discontinue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the Sale Price of any Ordinary Share traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any Ordinary Share traded during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable).

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“VWAP Purchase Maximum Amount” shall mean, (i) with respect to a VWAP Purchase-Type A made pursuant to Section 3.1, such number of Ordinary Shares equal to the lesser of: (a) 2,000,000, and (b) the product of (1) 0.10, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) during the VWAP Purchase Period for such VWAP Purchase-Type A, and (ii) with respect to a VWAP Purchase-Type B made pursuant to Section 3.1, such number of Ordinary Shares equal to the lesser of: (a) 2,000,000, and (b) the product of (1) 0.20, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during the VWAP Purchase Period for such VWAP Purchase-Type B; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period referred to in clause (i)(b)(2) and in clause (ii)(b)(2) above shall, in each case, exclude from such calculation all Ordinary Shares traded in any of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) if the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold.

“VWAP Purchase Minimum Price Threshold” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, either (a) the dollar amount specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase, if the Company shall have specified a Limit Order Discontinue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, or (b) the dollar amount specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Ordinary Shares during the applicable VWAP Purchase Period that shall be excluded from the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period, if the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase; provided, however, that if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable VWAP Purchase Notice for such VWAP Purchase, then the per share minimum Sale Price threshold to be used in such VWAP Purchase shall be such dollar amount equal to the product of (x) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Purchase Date for such VWAP Purchase, multiplied by (y) 0.75.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“VWAP Purchase Notice” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor, and received by the Investor, after 4:30 p.m., New York City time on the Trading Day immediately preceding the Purchase Date for such VWAP Purchase, and prior to 9:00 a.m., New York City time, on the Purchase Date for such VWAP Purchase, specifying whether such VWAP Purchase is a VWAP Purchase-Type A or a VWAP Purchase-Type B (and also specifying whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such VWAP Purchase), and requiring the Investor to subscribe for and purchase a specified VWAP Purchase Share Amount (such specified VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.1 as necessary to give effect to the applicable VWAP Purchase Maximum Amount for such VWAP Purchase), at the applicable VWAP Purchase Price therefor on such Purchase Date for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Period” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the period on the Purchase Date for such VWAP Purchase, beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Ending Time on such Purchase Date for such VWAP Purchase.

“VWAP Purchase Price” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such VWAP Purchase, equal to the product of (i) 0.97, multiplied by (ii) the VWAP of the Ordinary Shares for the applicable VWAP Purchase Period on the applicable Purchase Date for such VWAP Purchase; provided, however, that the calculation of the VWAP for the Ordinary Shares for the VWAP Purchase Period for a VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) if the Company shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Ordinary Shares on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold for such VWAP Purchase.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

“VWAP Purchase Share Amount” shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the total number of Shares to be subscribed for and purchased by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, which total number of Shares shall not exceed the VWAP Purchase Maximum Amount applicable to such VWAP Purchase, taking into account whether such VWAP Purchase is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B in the applicable VWAP Purchase Notice therefor (and such number of Shares specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.1 hereof as necessary to give effect to the VWAP Purchase Maximum Amount limitation applicable to such VWAP Purchase, taking into account whether such VWAP Purchase is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B in the applicable VWAP Purchase Notice therefor, as set forth in this Agreement).

“VWAP Purchase Share Volume Maximum” shall mean, (i) with respect to a VWAP Purchase-Type A made pursuant to Section 3.1, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such VWAP Purchase-Type A, by (b) 0.10, and (ii) with respect to a VWAP Purchase-Type B made pursuant to Section 3.1, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such VWAP Purchase-Type B, by (b) 0.20.

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

A-1

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

EXHIBIT B

SECRETARY’S CERTIFICATE

B-1

Certain confidential information contained in this document, marked by [***], has been omitted because Iris Energy Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information.

EXHIBIT C

COMPLIANCE CERTIFICATE

C-1